LOOMIS SAYLES EMERGING MARKETS OPPORTUNITIES FUND

Supplement dated November 10, 2016 to the Loomis Sayles Emerging Markets Opportunities

Fund Prospectus and Statement of Additional Information, each dated April 1, 2016, as may be revised and supplemented from time to time.

On November 10, 2016, the Loomis Sayles Emerging Markets Opportunities Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.